SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              January 8, 2002



                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                      0-19278                13-3357370
(State or other jurisdiction  (Commission file Number) (IRS Identification No.)
     of incorporation)



              51 James Way, Eatontown, New Jersey      07724
          (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code        (732) 542-2800



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          (Former name or former address, if changed since last report)

                              Item 5. Other Events

On January 8, 2002, Osteotech, Inc. announced that it had entered into a business relationship with LifeNet, one of the largest Organ Procurement Organization-based tissue banks and processors in the United States. The duration of the Agreement is for five years with automatic one-year renewal periods.

Under terms of the Agreement, LifeNet will supply Allowash(TM) processed tissue to Osteotech for Osteotech to finish into its broad line of Bio-d(R) and Graftech(R) Bio-Implants. All bio-implants from LifeNet supplied tissue will display the LifeNet name and Osteotech product brand names. The tissue will be marketed through Osteotech's national agent and direct sales organizations and will be distributed to hospitals by Osteotech on behalf of LifeNet in order to maximize customer service for delivery of bio-implants and their respective instrumentation sets. The Agreement between Osteotech and LifeNet also provides the opportunity for the future processing and marketing of LifeNet labeled tissue carrier products through a mutually agreed upon third party.

Except for historical information contained herein, the matters discussed in this Form 8-K include forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding Osteotech's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that Osteotech believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurances that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the marketplace, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in Osteotech's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2000 and the Form 10-Q for the first three quarters 2001) filed with the Securities and Exchange Commission.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 14, 2002

                                                 OSTEOTECH, INC.
                                       ------------------------------------
                                                  (Registrant)


                                       By:   /s/ Michael J. Jeffries
                                          ---------------------------------
                                            MICHAEL J. JEFFRIES
                                            Executive Vice President,
                                            Chief Financial Officer
                                            (Principal Financial Officer
                                            and Principal Accounting Officer)